UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

March 16, 2012

ELSINORE SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54002	27-0289010
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

4201 Connecticut Avenue, N.W., Suite 407
Washington, D.C. 20008
(Address of principal executive offices) (Zip Code)

(202) 609-7756
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 12, 2012, Elsinore Services, Inc. (“Company”) decided to engage Silberstein Ungar PLLP (“Silberstein Ungar”) as its new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2011, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ending March 31, 2012. During the fiscal year ended December 31, 2011 and any subsequent interim period preceding Silberstein Ungar’s engagement, the Company has not consulted with Silberstein Ungar regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

On March 12, 2012, the Company notified Friedman LLP (“Friedman”) that Friedman was dismissed as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2011. The reports issued by Friedman on the Company’s financial statements for the fiscal year ended December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, due to the company’s continued operating losses and negative working capital, a going concern opinion was issued by Friedman.

During the Company’s fiscal year ended December 31, 2011 and , any interim period from December 31, 2010, the date of the Company’s last audited financial statements, through March 12, 2012, the date of Friedman’s dismissal as the Company's independent registered public accounting firm, there were no (i) disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Friedman’s satisfaction, would have caused Friedman to make reference thereto in its report on the Company’s financial statements for those years; or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Board of Directors of the Company approved the decision to change independent registered public accounting firms and to engage Silberstein Ungar.

The Company provided Friedman with a copy of the foregoing disclosures and requested a letter addressed to the Securities and Exchange Commission whether Friedman agrees with the statements made by the Company in response to this item and, if not, stating the respects in which Friedman does not agree. A copy of Friedman’s letter dated March 21, 2012 is attached as Exhibit 16.1 to this Amendment No. 1 to Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Friedman LLP to the Securities and Exchange Commission dated March 21, 2012 (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELSINORE SERVICES, INC.

By: /s/ Arne Dunhem
Name: Arne Dunhem
Title: President and Chief Executive Officer

Date: March 21, 2012